TCAP1 P-4
TCAP2 P-4

                       SUPPLEMENT DATED DECEMBER 16, 2004
                              TO THE PROSPECTUS OF
                       TEMPLETON CAPITAL ACCUMULATOR FUND
                              dated January 1, 2004

On December 7, 2004, the Board of Trustees approved a proposal to merge the Templeton Capital Accumulator Fund (the "Fund") into Templeton Growth Fund, Inc., subject to shareholder approval. Each Fund's investment goal is long-term capital growth.

It is anticipated that in early 2005 shareholders of the Fund will receive a proxy and proxy statement requesting their votes on the merger. If approved by Fund shareholders, the transaction is currently expected to be completed in May 2005.

The Fund will be closed to new investors after the close of the market on December 27, 2004. If you are a shareholder of record of the Fund as of the close of the market on February 11, 2005, you may continue to add to your account, subject to the terms of your investment plan, until the merger is approved by the Fund's shareholders.

IMPACT ON TEMPLETON CAPITAL ACCUMULATION PLANS I
If the merger is approved, Templeton Capital Accumulation Plans I will be immediately terminated and planholders will receive Class A shares of Templeton Growth Fund. As shareholders of Templeton Growth Fund, previous planholders of Templeton Capital Accumulation Plans I will be entitled to make additional purchases of Templeton Growth Fund at net asset value, without paying a sales charge, in an amount equal to 360 payments of the monthly contractual amount under their Plan at the merger date, less contributions previously made under the Plan.

IMPACT ON TEMPLETON CAPITAL ACCUMULATION PLANS II
If the merger is approved, planholders of Templeton Capital Accumulation Plans II may continue to make contribution to their Plans until April 29, 2006. The Plans will invest all contributions in shares of Templeton Growth Fund. After April 29, 2006, the Plans will be terminated and planholders will receive the Class A shares of Templeton Growth Fund previously held by their Plans. Thereafter, planholders will be entitled to make additional purchases of Templeton Growth Fund at net asset value, without paying a sales charge, in an amount equal to 360 payments of the monthly contractual amount under their Plan at the merger date, less contributions previously made under the Plan.

                Please keep this supplement for future reference.